UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2025

PYROPHYTE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42752	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3262 Westheimer Street, Suite 706

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 701-4243

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PAII.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PAII	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PAII WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on July 18, 2025, Pyrophyte Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 17,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000. The Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 2,625,000 additional Units to cover over-allotments, if any. Also as previously reported, on July 18, 2025, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,050,000 warrants (the “Private Placement Warrants”) to Pyrophyte Acquisition II LLC, the Company’s sponsor (the “Sponsor”), at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,050,000. A total of $175,000,000 of the proceeds from the IPO and Private Placement, which amount includes $7,875,000 of the Underwriters’ deferred commission, was placed in a U.S.-based trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On July 24, 2025, as previously reported, the Company closed the issuance and sale of an additional 2,541,150 Units (the “Over-Allotment Units”) in connection with the underwriters partially exercising the Over-Allotment Option. The Over-Allotment Option Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $25,411,500, which was also deposited in the Trust Account ($1,524,690 of which includes additional deferred commission to the Underwriters), resulting in an aggregate of $200,411,500 held in the Trust Account. In connection with the closing of the Over-Allotment Option, the Sponsor forfeited 30,231 Class B ordinary shares of the Company, par value $0.0001 per share (the “founder shares”), resulting in the Sponsor holding an aggregate of 7,135,721 founder shares.

An unaudited pro forma balance sheet as of July 24, 2025 reflecting the receipt of the proceeds from the sale of the Over-Allotment Option Units is attached hereto as Exhibit 99.1.

In addition, on July 29, 2025, the Company issued a press release announcing the partial exercise of the Over-Allotment Option, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Balance Sheet as of July 24, 2025.
99.2	Press Release, dated July 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP. II

	By:	/s/ Sten Gustafson
		Name:	Sten Gustafson
		Title:	President and Chief Financial Officer

Dated: July 30, 2025

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